EXHIBIT 10.9
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                            APPLIED DISCOVERY, INC.

                              FIRST AMENDMENT TO

                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                              September 29, 2000
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                           APPLIED DISCOVERY, INC.

                              FIRST AMENDMENT TO

                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT

      This First Amendment (the "First Amendment") to Series A Preferred Stock Purchase Agreement, dated as of the 28th day of January, 2000 (the "Agreement") by and between APPLIED DISCOVERY, INC., a Washington corporation (the "Company "), and the investors listed on Exhibit A thereto (each a "Initial Purchaser" and collectively, the "Initial Purchasers") (the Initial Purchasers and the Company, collectively the "Parties"), is dated as of September 29, 2000 and is among the Parties and Planet Zanett Angel Fund, L. P., Craig Watjen and Dr. George & Nancy Savage (each a "New Purchaser" and collectively, the "New Purchasers"),

      Whereas, the Initial Purchasers entered into the Agreement with the Company on or about January 28, 2000, which provided for a certain Additional Closing and the sale of Additional Stock to Applied Discovery Partners, L. P.;

      Whereas, the signatures of the Purchasers hereon, as indicated on the signature page hereof, represent in excess of the majority of the holders of the Stock in accordance with Section 8.9 of the Agreement and thereby are authorized to represent the Initial Purchases for the purposes hereof; and

      Whereas, the Parties desire to amend the provisions of the Agreement to permit the New Purchasers to purchase Stock in the Company, and the New Purchasers each desire to purchase Stock in the Company and be bound by the terms of the Agreement, as amended by the First Amendment, and such other documents and instruments as may be requested or required,

      Now, therefore, in consideration of the foregoing recitals and covenants and understandings herein, the parties hereto agree as follows:

      1. Definitions. Except to the extent defined or modified hereby, defined terms herein shall have the same meaning as given such terms in the Agreement.

      2. Amendment To Exhibit A. Exhibit A of the Agreement shall be nullified and replaced in its entirety with First Amendment To Exhibit A, attached hereto, and the investors listed thereon shall be deemed hereafter to each be a "Purchaser" and collectively, the "Purchasers" for purposes of the Agreement and the First Amendment.

      3. Assumption of Agreements. The New Purchasers each agree to assume, be bound by and execute such agreements and instruments as may be required by counsel to the Company to effect the intent of this First Amendment, such documents to include, without limitation, the Related Agreements.


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      4.    Conditions of Closing, Representation and Warranties.

            4.1 New Purchasers. The New Purchasers each, independently and solely on their own behalf, represent that the conditions of closing and the representations and warranties contained in Section 5 of the Agreement as regards each New Purchaser are true and correct as of the date of the Additional Closing.

            4.2 Company. Company represents that the conditions of close representations and warranties contained in Section 6 of the Agreement are true and correct of the Additional Closing, except as set forth on Exhibit B hereto.

      5. Entire Agreement. This First Amendment, the Agreement, the Related Agreement documents referred to herein constitute the entire agreement between the parties hereto pe subject matter hereof, and any and all other written or oral agreements relating to the hereof existing between the parties hereto are expressly canceled.

                 [Remainder of Page Intentionally Left Blank]


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      The following party has executed and consents to this First Amendment to
Series A Preferred Stock Purchase Agreement as of the date first above written.

                                    COMPANY:

                                    APPLIED DISCOVERY, INC.


                                    By:
                                          --------------------------------------
                                          Name:  Michael C. Weaver
                                          Title: President

                                          Address: 1756 - 1147H Street Southeast
                                                   Suite 125
                                                   Bellevue, WA 98004


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      The following party has executed and consents to this First Amendment to
Series A Preferred Stock Purchase Agreement as of the date first above written.

                                    PURCHASERS:

                                    ZILKHA VENTURE PARTNERS, L.P.

                                    By:   Zilkha Ventures, LLC
                                          its general partner

                                    By:   AIMC LLC
                                          its managing member

                                    By:
                                          --------------------------------------
                                          Name:  John P. Rigas
                                          Title: Managing Member

                                          Address: 76 Fifth Avenue
                                                   Suite 4605
                                                   New York, NY 10153


                                    APPLIED DISCOVERY PARTNERS, L.P.
                                    By:   Applied Discovery Management LLC
                                          its general partner

                                    By:
                                          --------------------------------------
                                          Name:  John P. Rigas
                                          Title: Managing Member

                                          Address: 76 Fifth Avenue
                                                   Suite 4605
                                                   New York, NY 10153


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      The undersigned hereby consents to and agrees to be bound by the terms and conditions of the First Amendment to Series A Preferred Stock Purchase Agreement as of the date first above written.

                                    Acknowledged and Accepted:

                                    PLANET ZANETT ANGEL FUND, L.P.

                                    By:
                                          --------------------------------------
                                          Its: General Partner

                                    By:
                                          --------------------------------------
                                          Name:    David McCarthy
                                          Title:   CEO
                                          Address: 135 East 57th Street
                                                   New York, NY 10022


                                    CRAIG WATJEN

                                    --------------------------------------------
                                    Address:
                                    14571 SE 51st Street
                                    Bellevue WA
                                    98006


                                    DR. GEORGE & NANCY SAVAGE

                                    --------------------------------------------

                                    --------------------------------------------
                                    Address:
                                    1180 Westridge Drive
                                    Portola Valley, CA
                                    94208


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                          FIRST AMENDMENT TO EXHIBIT A

                             SCHEDULE OF PURCHASERS

                                        SHARES OF SERIES
                                               A
PURCHASERS                               PREFERRED STOCK       INVESTMENT AMOUNT
----------                              ----------------       -----------------
INITIAL CLOSING

Zilkha Venture Partners, L.P.             1,375,000                $1,375,000

Daniel L. Eilers                             20,000                $   20,000

Audrey MacLean and Michael                   50,000                $   50,000
M. Clair, as trustees, or their
successors, of the Audrey
MacLean and Michael Clair
Trust Agreement UAD 12/1/90

Stanley J. Meresman and Sharon               50,000                $   50,000
A. Meresman, Trustees of the
Meresman Family Trust U/D/T
Dated 9/13/1989

Ashfaq Munshi                                50,000                $   50,000

Robert D. Selvi and Sandra A                 25,000                $   25,000
Selvi

TOTAL: INITIAL CLOSING                    1,570,000                $1,570,000

ADDITIONAL CLOSING

Applied Discovery Partners, L. P          2,375,000                $2,375,000
Zilkha Venture Partners, L.P.               125,000                   125,000
Planet Zanett Angel Fund, L. P              500,000                   500,000
Craig Watjen                                475,000                   475,000
Dr. George & Nancy Savage                    25,000                    25,000
                                         ----------                ----------

TOTAL: ADDITIONAL                         3,500,000                $3,500,000
CLOSING                                  ----------                ----------


TOTAL: INITIAL AND                        5,070,000                $5,070,000
ADDITIONAL CLOSING


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